Shareholders' equity and mezzanine equity - Summary of Shares Repurchased under the Authorized Program (Detail) - Share repurchase program [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Equity, Class of Treasury Stock [Line Items]
Number of shares repurchased	0	3,463,832	1,544,475
Average price per share	$ 0	$ 12.17	$ 16.84
Total cost of repurchases	$ 0	$ 42,167	$ 25,999